EXHIBIT 10.17
                               AMENDMENT AGREEMENT


         This AMENDMENT AGREEMENT ("Agreement") is made and entered into as of May 10, 1996 by and between WILLIAM BLAIR MEZZANINE CAPITAL FUND, L.P., an Illinois limited partnership ("Blair"); and EAGLE PLASTICS, INC., a Nebraska corporation ("Eagle"), PACIFIC PLASTICS, INC., an Oregon corporation ("Pacific"), ARROW PACIFIC PLASTICS, INC., a Utah corporation ("Arrow"), and EAGLE PACIFIC INDUSTRIES, INC., a Minnesota corporation ("EPII") (Eagle, Pacific, Arrow and EPII are sometimes referred to herein collectively as the "Company").


         R E C I T A L S

         A. Pursuant to that certain Plan of Recapitalization dated as of March 16, 1995 by and among Blair, Eagle and EPII (f/k/a Black Hawk Holdings, Inc.), (1) the parties entered into a Debenture Acquisition Agreement of even date therewith (the "Debenture Acquisition Agreement"), (2) Blair was issued (a) a senior subordinated debenture of Eagle having a principal amount of $7,500,000 (the "Debenture"), the obligations of which were guaranteed by EPII pursuant to a guarantee of even date therewith from EPII (the "Guarantee"), (b) a warrant to purchase 100,000 shares of the common stock of EPII at $3.00 per share (the "Warrant") and (c) 210,000 shares of the common stock of EPII and (3) Blair was granted, among other things, the right to receive certain cash payments, $970,000 of which remains outstanding and is due to be paid on or before September 1, 1996 (the "Deferred Cash Payment").

         B. As an inducement for Blair's consent to a refinancing of the Company's senior indebtedness by Fleet Capital Corporation (the "New Senior Lender") to be consummated on the date hereof, the parties hereto desire to amend selected terms of the Debenture Acquisition Agreement and the Debenture in exchange for certain financial accommodations to Blair (including, without limitation, the prepayment of the Deferred Cash Payment and a partial prepayment of amounts due under the Debenture), all as hereinafter set forth.


         A G R E E M E N T S

         NOW, THEREFORE, in consideration of the agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. Incorporation of Recitals. The foregoing recitals are incorporated herein by reference and made a part of this Agreement.

         2. Amendment of the Debenture Acquisition Agreement and the Debenture. Subject to the Company's performance of its obligations to Blair hereunder on the date hereof, Blair hereby consents to the consummation of the refinancing transaction contemplated by that certain Loan and Security Agreement of even date herewith (the "Credit Agreement") by and between the New Senior Lender and the Company. To facilitate the consummation of such transaction, the parties hereto agree to amend the terms of the Debenture Acquisition Agreement and the Debenture as follows:

                  (a) The Debenture Acquisition Agreement shall be amended as follows:

                           (i) The following (and only the following)
                  definitions contained in Section 1.1 of the Debenture Acquisition Agreement shall be deleted in their entirety and replaced with the following:

                                    "New Guarantee shall mean (a) the guarantee
                           dated as of March 16, 1995, executed by one of the Guarantors in favor of Purchaser in the form of Exhibit D hereto, and (b) the guarantee dated as of May 10, 1996, executed by the other Guarantors in favor of Purchaser.

                                    Purchase Agreement shall mean (a) that
                           certain agreement dated September 16, 1993 among Acquisition Corp., Eagle Pacific Industries, Inc. and, prior to the merger, Eagle Plastics, Incorporated, and the individual sellers named therein, and (b) exclusively for purposes of Section 5.1(q) and 5.2(v) hereof, any other agreement hereafter entered into by Borrower or any Guarantor (with Purchaser's prior consent, as applicable, hereunder) to acquire any interest in any business (whether by a purchase of assets, purchase of stock, merger or otherwise) or enter into any joint venture with any Person.

                                    Registration Rights Agreement shall mean the
                           registration rights agreement between Eagle Pacific Industries, Inc. and Purchaser of even date herewith in the form of Exhibit E hereto, as hereafter amended from time to time.

                                    Related Transactions Documents shall mean
                           the Plan of Recapitalization, this Agreement, the Senior Subordinated Debenture, the New Guarantee, the Registration Rights Agreement, the Common Stock Warrant, the Subordinated Loan Documents, the Purchase Agreement, the Senior Loan Agreement and any and all other documents, agreements, certificates and instruments executed or delivered to Purchaser in connection herewith or therewith (including, without limitation, any amendments or modifications thereto).

                                    Restricted Investments shall mean all
                           Investments in any Person or in any property, except
                           (a) Investments in one or more subsidiaries of a Guarantor to the extent existing on May 10, 1996, (b) Investments constituting Senior Indebtedness, (c) Investments that constitute loans or advances (which are permitted by the terms of the Senior Loan Agreement) by Borrower to any Guarantor or by any Guarantor to Borrower or any other Guarantor, (d) Investments resulting from the acquisition of shares of capital stock in Borrower by Eagle Pacific Industries, Inc. pursuant to that certain Eagle Stock Agreement dated December 17, 1993 by and among Eagle Pacific Industries, Inc. (f/k/a Black Hawk Holdings, Inc.), Borrower, Larry D. Schnase, George Peter Konen and David Schnase (the "Eagle Stock Agreement") as in effect on May 10, 1996, (e) property acquired for the business use of Borrower or any Guarantor and not for investment in other businesses, (f) current assets arising from the purchase or sale of goods and services in the ordinary course of business, (g) securities issued or fully guaranteed or insured by the United States of America or any agency thereof (supported by the full faith and credit of the United States of America) and maturing within one year, (h) time deposits and certificates of deposits of a commercial bank organized under the laws of the United States of America having capital and surplus in excess of $100,000,000 (or up to the Federal Deposit Insurance Corporation's insured amount) and maturing within one year, (i) commercial paper of any United States' corporation rated at least A-1 by Standard & Poor's Corporation or at least P-1 by Moody's Investors Service, Inc. and maturing within one year, and (j) Investments in money market funds substantially all of whose assets are comprised of securities of the type described in (g) through (i) above.

                                    Senior Indebtedness shall mean any and all
                           obligations, indebtedness and liabilities now or hereafter owing or due from Borrower and Guarantors to Senior Lender under the Senior Loan Agreement; provided, however, that Senior Indebtedness shall not include:

                                            (a) increases in the principal
                                    amount of the indebtedness of Borrower to Senior Lender in excess of Twenty-Eight Million Seven Hundred Fifty Thousand Dollars ($28,750,000) minus all principal payments made in respect of the Term Loan (as defined in the Senior Loan Agreement);

                                            (b) increases in the portion of
                                    interest that accrues in respect of the
                                    indebtedness of Borrower to the Senior
                                    Lender at a rate in excess of the otherwise applicable interest rate (or default rate) (including any adjustable rate or rate to be reset pursuant to the terms of the Senior Loan Agreement) provided for under the Senior Loan Agreement as in effect on May 10, 1996; or

                                            (c) increases in the fees, charges
                                    or expenses (regardless of when incurred) provided for under the Senior Loan Agreement as in effect on May 10, 1996, which increases exceed in the aggregate Two Hundred Fifty Thousand Dollars ($250,000).

                                    Senior Lender shall mean Fleet Capital
                           Corporation or any successor thereto.

                                    Senior Loan Agreement shall mean the Loan
                           and Security Agreement dated May 10, 1996 by and between Senior Lender, Borrower and Guarantors. The Senior Loan Agreement shall include all other documents, agreements, certificates and instruments attached thereto, referred to therein or delivered in connection therewith as any or all of the foregoing may be supplemented or amended from time to time in accordance with the provisions hereof."

                           (ii) Section 2.2 of the Debenture Acquisition
                  Agreement shall be deleted in its entirety and replaced with the following:

                                    "Subject to Section 2.4 hereof, on May 10,
                           1999, Borrower shall repay the principal amount of the Senior Subordinated Debenture in full, together with all Fixed Interest."

                           (iii) The following sentence shall be inserted at the
                  end of Section 2.4(c):

                           "In connection with any prepayments, Purchaser shall, and is hereby authorized by Borrower to, endorse on the schedules annexed to the Senior Subordinated Debenture appropriate notations regarding the Senior Subordinated Debenture as specifically provided therein, which notations shall be presumed correct until the contrary is established."

                           (iv) Sections 5.1(i), 5.1(j) and 5.2(t) of the
                  Debenture Acquisition Agreement shall be deleted in their entirety.

                           (v) The following shall be inserted at the end of
                  Section 5.1 of the Debenture Acquisition Agreement as new subsections (t) through (v) thereof:

                                    "(t) Consolidated Adjusted Tangible Net
                           Worth. Borrower and Guarantors shall maintain at all times within each of the following periods, a Consolidated Adjustable Tangible Net Worth (as defined in the Senior Loan Agreement) of not less than the amount shown below for the period corresponding thereto:

                                 Period                             Amount
                                 ------                             ------

                                 June 30, 1996 through and          ($1,200,000)
                                 including September 29, 1996

                                 September 30, 1996 through and     ($300,000)
                                 including December 30, 1996

                                 December 31, 1996 through and      $0
                                 including March 30, 1997

                                 March 31, 1997 through and         $100,000
                                 including June 29, 1997

                                 June 30, 1997 through and          $1,100,000
                                 including September 29, 1997

                                 September 30, 1997 through and     $2,000,000
                                 including December 30, 1997

                                 December 31, 1997 through and      $2,300,000
                                 including March 30, 1998

                                 March 31, 1998 through and         $2,400,000
                                 including June 29, 1998

                                 June 30, 1998 through and          $3,400,000
                                 including September 29, 1998

                                 September 30, 1998 through and     $4,300,000
                                 including December 30, 1998

                                 December 31, 1998 through and      $4,600,000
                                 including March 30, 1999

                                 March 31, 1999 through and         $4,700,000
                                 including each fiscal quarter
                                 thereafter

                                    (u) Consolidated Net Cash Flow. Borrower and
                           Guarantors shall achieve Consolidated Net Cash Flow (as defined in the Senior Loan Agreement) for each of the periods listed below equal to or greater than the amount set forth opposite such period:

                                 Period                             Amount
                                 ------                             ------

                                 January 1, 1996 through and        $135,000
                                 including June 30, 1996

                                 January 1, 1996 through and        $585,000
                                 including September 30, 1996

                                 January 1, 1996 through and        $450,000
                                 including December 31, 1996

                                 January 1, 1997 through and        ($550,000)
                                 including March 31, 1997

                                 January 1, 1997 through and        $135,000
                                 including June 30, 1997

                                 January 1, 1997 through and        $585,000
                                 including September 30, 1997

                                 January 1, 1997 through and        $450,000
                                 including December 31, 1997

                                 January 1, 1998 through and        ($550,000)
                                 including March 31, 1998

                                 January 1, 1998 through and        $135,000
                                 including June 30, 1998

                                 January 1, 1998 through and        $585,000
                                 including September 30, 1998

                                 January 1, 1998 through and        $450,000
                                 including December 31, 1998

                                 January 1, 1999 through and        ($550,000)
                                 including March 31, 1999

                                    (v) Senior Interest Coverage Ratio. Borrower
                           and Guarantors shall achieve, at the end of each fiscal quarter within the term hereof, a Senior Interest Coverage Ratio (as defined in the Senior Loan Agreement) equal to or greater than the ratio shown below for the quarter corresponding thereto:

                                    Fiscal Quarter Ending        Ratio
                                    ---------------------        -----

                                    March 31                     1.45 to 1
                                    June 30                      3.15 to 1
                                    September 30                 4.05 to 1
                                    December 31                  2.15 to 1"


                           (vi) The following shall be inserted at the end of
                  Section 5.2(a) of the Debenture Acquisition Agreement as new subsections (iv) through (viii) thereof:

                                    "(iv) Indebtedness for assets purchased
                           which is secured by a purchase money lien and which, when aggregated with the principal amount of all other such Indebtedness and Capitalized Lease Obligations at the time outstanding, does not exceed
                           (i) $1,250,000 until the capitalized leases listed on Exhibit K to the Senior Loan Agreement are retired and (ii) $400,000 thereafter;

                                    (v) Indebtedness outstanding under that
                           certain Redevelopment Contract between the City of Hastings, Nebraska, and Guarantor, and related promissory notes as in effect on May 10, 1996;

                                    (vi) Indebtedness incurred in connection
                           with the acquisition of approximately 30 acres of vacant land in Hembree, Oregon, in a principal amount not to exceed $103,000;

                                    (vii) Indebtedness outstanding under that
                           certain Promissory Note and Stock Pledge Agreement dated as of July 10, 1995 between Eagle Pacific Industries, Inc., Pacific Acquisition Corp., Pacific Plastics, Inc. and the selling shareholder signatories thereto, as in effect on May 10, 1996; and

                                    (viii) Indebtedness not included in
                           subsections (i) through (vii) above which does not exceed at any time, in the aggregate, the sum of $250,000."

                           (vii) The clause "its fiscal year does not exceed
                  $175,000" at the end of Section 5.2(d) of the Debenture Acquisition Agreement shall be deleted and replaced with "any current or future period of 12 consecutive months does not exceed $500,000".

                           (viii) The first two sentences of Section 5.2(g) of
                  the Debenture Acquisition Agreement shall be deleted in their entirety and replaced with the following:

                                    "Neither Borrower nor any Guarantor shall
                           directly or indirectly (i) declare or pay any Dividends on its capital stock, (ii) make or incur any liability to make any Stock Purchase or (iii) make any Restricted Investments. Notwithstanding the foregoing and provided that, in any of the following cases, no Event of Default has then occurred and is continuing or would result from the taking of such action, Borrower and/or Guarantor may: (A) pay up to $195,000 in annual Dividends on Eagle Pacific Industries, Inc.'s convertible preferred stock outstanding on May 10, 1996 (the "EPII Preferred"), until such time as the EPII Preferred is converted as provided herein; (B) convert all or a portion of the shares of EPII Preferred into common stock of Eagle Pacific Industries, Inc. at a conversion price which is not less than $1.75 per share; and (C) acquire the shares of capital stock of Borrower held by Larry D. Schnase and George Peter Konen as of May 10, 1996 pursuant to the Eagle Stock Agreement as in effect on May 10, 1996, provided that the aggregate purchase price for such shares does not exceed (x) $575,000 for the calendar year ending December 31, 1996, and
                           (y) the lesser of (1) the purchase price per share of such common stock multiplied by 157,000 shares, or
                           (2) $1,000,000, for each calendar year ending December 31, 1997 and December 31, 1998."

                           (ix) The following paragraph shall be inserted at the
                  end of Section 5.2 of the Debenture Acquisition Agreement as
                  Section 5.2(w) thereof:

                                    "(w) Capital Expenditures. Neither Borrower
                           nor any Guarantor shall, unless otherwise consented to by Purchaser in writing, make Capital Expenditures (as defined in the Senior Loan Agreement) which, in the aggregate, as to Borrower and Guarantors during any fiscal year of Borrower, exceeds the amount set forth opposite such fiscal year in the following schedule:

                           Fiscal Year Ending            Capital Expenditure
                           ------------------            -------------------

                           December 31, 1996             $2,850,000
                           December 31, 1997             $1,650,000
                           December 31, 1998 and
                           each subsequent fiscal year   $1,650,000"

                           (x) The clause "or any other agreement to which
                  Purchaser and either Borrower or Guarantor are parties" shall be inserted following the term "Senior Subordinated Debenture" in subsection (iii) of Section 6.1(a) of the Debenture Acquisition Agreement.

                           (xi) Section 6.4 of the Debenture Acquisition
                  Agreement shall be deleted in its entirety and replaced with the following:

                                    "Subordination. This Agreement (including,
                           without limitation, exercise of the rights set forth in Section 6.2 hereof) and the Senior Subordinated Debenture are subject to certain subordination provisions set forth in that certain Intercreditor and Subordination Agreement dated as of May 10, 1996 by and between Purchaser and the Senior Lender and all of the terms and provisions thereof are incorporated by reference into this Agreement and made a part hereof."

                           (xii) All references in the Debenture Acquisition
                  Agreement to the defined term "Guarantor" shall be construed as a reference to EPII, Pacific and Arrow collectively or, as the context may require, any one or more of EPII, Pacific and Arrow.

         (b)      The Debenture shall be amended as follows:

                           (i) The first sentence of Section 3 of the Debenture
                  shall be deleted in its entirety and replaced with the following:

                                    "The aggregate principal of this Debenture
                           shall be payable on May 10, 1999 together with all Fixed Interest."

                           (ii) Section 6 of the Debenture shall be deleted in
                  its entirety and replaced with the following:

                                    "Subordination. This Debenture shall be
                           subject to the terms and provisions of that certain Intercreditor and Subordination Agreement dated as of May 10, 1996 by and between Payee and Senior Lender."

         3.       Performance of the Company's Obligations. On the date hereof:

                  (a) Eagle and EPII shall pay to Blair in cash, by wire transfer to the account specified in Section 2.5 of the Debenture Acquisition Agreement, $970,000 as a prepayment in full of the Deferred Cash Payment;

                  (b) Eagle shall pay to Blair in cash, by wire transfer to the account specified in Section 2.5 of the Debenture Acquisition Agreement the following:

                           (i) all accrued Fixed Interest as defined in and
                  payable pursuant to the Debenture through and including the date hereof; and

                           (ii) $3,000,000, to be treated as a partial
                  prepayment against the outstanding principal amount of the Debenture;

                  (c) that certain Registration Agreement dated March 16, 1995 (the "Registration Agreement") by and between EPII and Blair shall be amended as set forth in Section 5 hereof;

                  (d) the Warrant shall be amended as set forth in Section 6 hereof;

                  (e) the applicable parties shall concurrently herewith execute and deliver the following agreements and instruments (the form and substance of which are satisfactory to Blair and its counsel):

                           (i) a Guarantee executed by Pacific and Arrow in
                  favor of Blair, pursuant to which Pacific and Arrow guarantee Eagle's obligations under the Debenture Acquisition Agreement and the Debenture;

                           (ii) a Warrant in favor of Blair, exercisable for
                  215,000 shares of common stock of EPII at an exercise price of $3.25 per share (the "New Common Stock Warrant");

                           (iii) an Intercreditor and Subordination Agreement by
                  and between Blair and the New Senior Lender;

                           (iv) a Co-sale Agreement by and between Blair and
                  Richard W. Perkins, Bruce A. Richards, Harry W. Spell, William
                  H. Spell and the Spell Family Foundation;

                           (v) an Irrevocable Proxy by Blair in favor of EPII;

                           (vi) the written opinion of Fredrikson & Byron, P.A.,
                  counsel to the Company;

                           (vii) certified copies of all documents evidencing
                  corporate action taken by the Company with respect to this Agreement and the other matters contemplated hereby; and

                           (viii) a certificate, signed by the secretary or an
                  assistant secretary of EPII, certifying as to (A) the names of the officers of the Company authorized to sign the above-referenced agreements and instruments and all other documents and instruments executed and/or delivered in connection herewith or therewith, (B) specimens of the true signatures of such officers, on which Blair may conclusively rely, (C) the truth and correctness of that certain Eagle Stock Agreement dated December 17, 1993, between Eagle Pacific Industries, Inc., Borrower, Larry D. Schnase, George Peter Konen and David Schnase as in effect on the date hereof and
                  (D) the truth and completeness of documents and instruments executed and/or delivered in connection with (1) the refinancing of the senior indebtedness by the New Senior Lender, (2) the sale of common stock of EPII to Okabena Partnership K ("Okabena"), (3) the sale of the common stock of EPII to Kennedy Capital Management and (4) the amendment to the registration and stock repurchase rights of Loyal Sorensen, Zelda Sorensen, Jarred Thompson and Sharron Thompson.

         4. Affirmation of Guarantee. EPII hereby acknowledges that the Debenture Acquisition Agreement is being amended hereby and hereby also acknowledges and affirms that (a) the Guarantee is in full force and effect and the liability of EPII as Guarantor under the Guarantee continues in accordance with the terms of the Guarantee and is in no way affected or impaired by such amendment to the Debenture Acquisition Agreement, (b) Blair's agreement to such amendment is in Blair's sole discretion, (c) Blair is not required to provide notice to anyone of such amendment and (d) Blair's provision of such notice to EPII, as guarantor, shall not operate as a waiver of Blair's right to agree to further amendments in its sole discretion without notice to EPII or any other person that is or shall be a guarantor of the Company's obligations under the Debenture Acquisition Agreement.

         5. Amendment of the Registration Agreement. The parties hereto agree to amend the terms of the Registration Agreement as follows:

                  (a) Section 1(c) of the Registration Agreement shall be deleted in its entirety and replaced with the following:

                           "REGISTRABLE SHARES" shall mean (i) the 210,000
                  Shares of Company Common Stock issued to the Investor under the Plan of Recapitalization, (ii) the 225,000 Shares of Company Common Stock issued to the Investor under that certain Subordinated Loan Agreement dated December 17, 1993 by and among the Investor, the Company and Eagle Plastics, Inc.,
                  (iii) up to 100,000 Shares of Company Common Stock that may be issued to the Investor upon exercise of the Warrant, (iv) up to 215,000 Shares of Company Common Stock that may be issued to the Investor upon exercise of that certain Warrant issued to the Investor under that certain Amendment Agreement dated as of May 10, 1996 by and between the Investor, the Company and certain other parties thereto (the "New Warrant") and (v) any further securities issued with respect thereto upon any stock split, stock dividend, recapitalization or similar event, so long as such shares or other securities are owned by the Investor or any other person to whom the Investor shall assign all or a portion of its rights hereunder.

                  (b) Section 3(a) of the Registration Agreement shall be amended by deleting the clause "On a one-time basis only," in the first sentence thereof and replacing it with the clause "On no more than two occasions,".

                  (c) Clause (1) of Section 3(b) of the Registration Agreement shall amended by deleting the words "of the issuance of the Investor's Shares" and replacing them with the date "May 10, 1996".

                  (d) The following Clause (3) of Section 3(b) of the Registration Agreement shall be inserted at the end of Section 3(b) before the ".":

                           "; and (3) three years from the earlier of complete
                  exercise or termination of the New Warrant with respect to the Shares of Common Stock issuable upon exercise of the New Warrant"

         6. Amendment of the Warrant. The parties hereto agree to amend the terms of the Warrant as follows:

                  (a) Section 5(a) of the Warrant shall be amended by inserting the parenthetical "(including the maximum number of shares of Common Stock issuable in respect of any securities convertible into Common Stock)" immediately after the phrase "prior to such event" in the fourth line following clause (iii).

                  (b) Section 5(b) of the Warrant shall be amended by adding the following at the end of Section 5(b) before the ".":

                  "; provided, however, that no such adjustment in the Warrant Exercise Price shall be made upon the issuance of shares of Common Stock pursuant to (i) options, warrants, convertible securities and other rights to acquire shares listed on
                  Schedule 1 to that certain Amendment Agreement dated May 10, 1996 by and between Blair, the Company, Eagle Plastics, Inc., Pacific Plastics, Inc. and Arrow Pacific Plastics, Inc. or
                  (ii) the conversion or exercise into shares, and related issuance, of Common Stock pursuant to any warrant, option or other right to acquire shares of Common Stock that, upon the issuance of such warrant, option or other right did not require an adjustment to the Warrant Exercise Price pursuant hereto."

         7. Representations and Warranties of the Company. As a further inducement for Blair to consent to the refinancing of the Company's senior indebtedness by the New Senior Lender, the Company hereby represents and warrants to Blair that:

                  (a) The Company (and each of them) has the requisite corporate power and authority to execute, deliver and carry out this Agreement, all other agreements and instruments contemplated or required by the provisions thereof and to be executed, delivered or carried out by the Company (or any of them) (collectively, the "Ancillary Agreements") and the transactions contemplated hereby and thereby.

                  (b) The execution and delivery of this Agreement and the Ancillary Agreements, and the consummation by the Company of the transactions contemplated hereby or thereby has been duly authorized by all necessary corporate action and other consents, approvals and the like required on the part of the Company.

                  (c) Neither the execution and delivery by the Company (or any of them) of this Agreement or any of the Ancillary Agreements, nor the consummation of the transactions contemplated hereby or thereby, nor compliance by the Company with the terms, conditions and provisions hereof or thereof, shall (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under,
         (iii) result in the creation of any lien, security interest, charge or encumbrance upon its capital stock or assets pursuant to, (iv) give any third party the right to accelerate any obligation under, (v) result in a violation of or (vi) require any authorization, consent, approval, exemption or other action by or notice to any court or administrative or governmental body pursuant to, the articles of incorporation or bylaws of the Company (or any of them) or any law, statute, rule or regulation to which the Company (or any of them) is subject, or any agreement, instrument, order, judgment or decree to which the Company (or any of them) is subject.

                  (d) This Agreement and each of the Ancillary Agreements to which the Company (or any of them) is a party have been duly and validly executed and delivered by Eagle, Pacific, Arrow and/or EPII (as the case may be) and constitute legal, valid and binding obligations, and all such obligations of the Company (or any of them) are enforceable in accordance with their respective terms.

                  (e) Except for fees payable to BA Securities, Inc. in an amount not to exceed $345,000, there are no claims for brokerage commissions, finders' fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement binding upon the Company (or any of them).

                  (f) At the time of their issuance, the shares issuable pursuant to the New Common Stock Warrant and the Warrant (the "Warrant Shares") shall be validly issued, fully paid and nonassessable and free and clear of any and all liens, claims, encumbrances and the like.

                  (g) The issuance of the Warrant Shares has been duly authorized by all necessary corporate action on the part of the Company and no vote, g) The issuance of the Warrant Shares has been duly authorized by all necessary corporate action on the part of the Company and no vote, authorization, consent or approval of the shareholders of the Company (or any of them) is necessary for the issuance of the Warrant Shares.

                  (h) (i) All of the outstanding shares of capital stock of EPII, as of the date hereof, are validly issued, fully paid and nonassessable. Except as set forth on Schedule 1 attached hereto, there are not outstanding any shares of stock, securities, rights or options convertible or exchangeable into or exercisable for any shares of EPII's capital stock, stock appreciation rights or phantom stock, nor is or was EPII under any obligation (contingent or otherwise) to redeem or otherwise acquire any shares of its capital stock or any securities, rights or options to acquire such capital stock, stock appreciation rights or phantom stock. To the best of the Company's knowledge, Schedule 1 hereto sets forth a complete and accurate list as of the date hereof of the names of, and the respective ownership of any person or group of persons holding 5% or more of such capital stock of EPII other than Blair.

                           (ii) There are no statutory or contractual
                  stockholders' preemptive rights with respect to the issuance of the New Common Stock Warrant, EPII has not violated any applicable federal or state securities laws in connection with the offer, sale or issuance of any of its capital stock or warrants (which, in the case of EPII for periods prior to January 1, 1986, could result in a material adverse effect on its business, operations, properties, financial condition, operating results or business prospects) and, assuming the truth and accuracy of Blair's representations and warranties under Section 9(b) hereof, the issuance of the New Common Stock Warrant does not require registration under the Securities Act of 1933, as amended from time to time (together with any rules and regulations thereunder)(the "Securities Act") or any applicable state securities laws. Except as set forth on Schedule 1 hereto, there are no agreements between EPII's stockholders with respect to the voting or transfer of EPII's capital stock or with respect to any other aspect of EPII's affairs (it being understood that, unless the contrary is known by EPII on the date hereof, the representation and warranty in this sentence shall not apply to any person or group of persons holding less than 5% of EPII's common stock).

                           (iii) EPII has filed all forms, statements,
                  schedules, exhibits, reports and other documents with the SEC required by it pursuant to the federal securities laws and the SEC rules and regulations thereunder, all of which have complied as of their respective filing dates with all applicable requirements of the Securities Act and the Securities Exchange Act of 1934, as amended from time to time (the "Exchange Act"), and any rules or regulations promulgated thereunder. The representation and warranty in the immediately preceding sentence shall not apply to EPII for periods prior to January 1, 1986, unless its failure to so file or comply could result in a material adverse effect on its business, operations, properties, financial condition, operating results or business prospects.

                  (i) Neither this Agreement nor any of the Ancillary Agreements contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein not misleading. There is no fact known to the Company (or any of them) (other than general conditions which are a matter of public knowledge) which materially adversely affects the business, operations, properties, financial condition, operating results or business prospects of the Company (or any of them). All documents filed by EPII pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act contain all statements that are required by the Exchange Act and do not contain any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein not misleading.

         8. Waiver of Breach. Blair hereby waives any and all breaches of the terms of the Debenture Acquisition Agreement and the Debenture resulting from (a) the execution and delivery by the Company of this Agreement and the other agreements and instruments to be executed and delivered hereunder, (b) the refinancing transaction contemplated by the Credit Agreement and the use of proceeds permitted thereby, (c) the sale of common stock of EPII to Okabena, (d) the sale of common stock of EPII to Kennedy Capital Management and (e) the consummation of the transactions contemplated hereby including, without limitation, the payments contained in Section 3 hereof.

         9.       Transfer.

                  (a)      Transfer of Restricted Securities.

                           (i) Restricted Securities (as herein defined) are
                  transferable pursuant to (A) public offerings registered under the Securities Act, (B) Rule 144 of the Securities Act (or any similar rule then in force) if such rule is available and (C) subject to the conditions specified in Section 9(a)(ii) hereof, any other legally available means of transfer.

                           (ii) In connection with the transfer of any
                  Restricted Securities (other than a transfer described in clause (A) or (B) of Section 9(a)(i) hereof), the holder thereof shall deliver written notice to EPII describing in reasonable detail the transfer or proposed transfer, together with information as to such holder's compliance with applicable securities laws as reasonably may be requested by EPII, and such transfer only shall be made in compliance with the Securities Act and any applicable state securities laws. EPII shall cooperate in connection with any such transfer, including providing such information to any holder of Restricted Securities or such holder's proposed transferee as may be necessary to satisfy the requirements of Rule 144A of the Securities Act in connection with any transfer to a "Qualified Institutional Buyer" under such rule. Upon any transfer, the transferee shall, to the extent of such transfer, be entitled to exercise the rights hereunder of the person making such transfer. To the extent the holder of the Restricted Securities complies with the first sentence of this
                  Section 9(a)(ii), EPII shall promptly upon such contemplated transfer deliver new certificates for such Restricted Securities which do not bear the Securities Act legend set forth in Section 9(b) hereof unless such legend is still required. If EPII is not required to deliver new certificates for such Restricted Securities not bearing such legend, the holder thereof shall not transfer the same until the prospective transferee has confirmed to EPII in writing its agreement to be bound by the conditions contained in this paragraph and Section 9(b) hereof.

                           (iii) "Restricted Securities" means (x) the New
                  Common Stock Warrant, (y) any securities issued pursuant to the New Common Stock Warrant and (z) any securities issued with respect to the securities referred to in clauses (x) or
                  (y) above by way of a stock dividend or stock split or in connection with a combination of shares, modification, merger, consolidation or other reorganization. As to any particular Restricted Securities, such securities shall cease to be Restricted Securities when they have (A) been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, (B) become eligible for sale pursuant to Rule 144 (or any similar provision then in force) under the Securities Act or (C) been otherwise transferred and new certificates for them not bearing the Securities Act legend set forth in Section 9(b) hereof have been delivered by EPII in accordance with Section 9(b) hereof. Whenever any particular securities cease to be Restricted Securities, the holder thereof shall be entitled to receive from EPII, without expense, new securities of like tenor not bearing a Securities Act legend of the character set forth in Section 9(b) hereof.

                  (b) Blair hereby represents that it is (a) an "accredited investor" within the meaning of Rule 501(a) of Regulation D under the Securities Act and (b) acquiring the Restricted Securities acquired pursuant hereto for its own account with the present intention of holding such securities for purposes of investment and that it has no intention of selling such securities in a public distribution in violation of the federal securities laws or any applicable state securities laws; provided that nothing contained herein will prevent Blair and any subsequent holders of Restricted Securities from transferring such securities in compliance with the provisions of
         Section 9(a) hereof. Each certificate for shares will be imprinted with a legend in substantially the following form:

                  "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, or any state securities laws. The transfer of the securities represented by this certificate is subject to the conditions specified in that certain Amendment Agreement dated as of May 10, 1996 by and among William Blair Mezzanine Capital Fund, L.P., Eagle Plastics, Inc. Pacific Plastics, Inc., Arrow Pacific Plastics, Inc. and Eagle Pacific Industries, Inc. (f/k/a Black Hawk Holdings, Inc.) ("EPII"), and EPII reserves the right to refuse the transfer of such securities until such conditions have been fulfilled with respect to such transfer. A copy of such conditions will be furnished by EPII to the holder hereof upon written request and without charge."

         10.      Miscellaneous.

                  (a) Further Assurances. The Company shall, from time to time at the request of Blair, do all further acts and things as may in the opinion of Blair be necessary or advisable to effectuate the transaction and other matters contemplated hereby, including, without limitation, the modification of or amendment to any other agreements, certificates or instruments to which the Company is a party.

                  (b) Joint and Several. The Company's obligations hereunder shall be joint and several.

                  (c) Successors. This Agreement and the agreements and obligations contained herein shall, as applicable, be binding upon and inure to the benefit of the Company and Blair and their respective successors and permitted assigns.

                  (d) Costs and Expenses. The Company agrees to pay all costs and expenses, including, without limitation, attorney's fees and expenses, expended or incurred by Blair in connection with (i) the preparation and structuring of this Agreement and the Ancillary Agreements, (ii) the enforcement of this Agreement or any of the Ancillary Agreements, (iii) the collection of any amounts due hereunder and (iv) any actions for declaratory relief in any way related to this Agreement or the agreements, certificates and instruments described herein or contemplated hereby (including, without limitation, the Ancillary Agreements), or the protection or preservation of any rights of Blair hereunder.

                  (e) Notices. All notices and other communications given to or made upon any party hereto in connection with this Agreement shall, except as otherwise expressly herein provided, be in writing (including telexed or telecopied communication) and mailed, telexed, telecopied or delivered by hand or by reputable overnight courier service to the respective parties, as follows:

                               If to Blair, to:

                               William Blair Mezzanine Capital Fund, L.P.
                               222 West Adams Street
                               Chicago, Illinois 60606
                               Attention:  Terrance M. Shipp
                               Telecopy:   (312) 236-8075

                               with copy to:

                               Altheimer & Gray
                               10 S. Wacker Drive
                               Suite 4000
                               Chicago, Illinois 60606
                               Attention:  Robert L. Schlossberg, Esq.
                               Telecopy:   (312) 715-4800

                               If to the Company to:

                               c/o Eagle Pacific Industries, Inc.
                               2430 Lincoln Center
                               333 S. 7th Street
                               Minneapolis, Minnesota 55402
                               Attention:  William H. Spell
                               Telecopy:   (612) 371-9651

                               with copy to:

                               Fredrikson & Byron, P.A.
                               1100 International Centre
                               900 Second Avenue South
                               Minneapolis, Minnesota 55402-3397
                               Attention:  Dobson West, Esq.
                               Telecopy:   (612) 347-7077

         or in accordance with any subsequent written direction from the recipient party to the sending party. All such notices and other communications shall, except as otherwise expressly herein provided, be effective upon delivery if delivered by hand; when deposited with a reputable courier service, delivery charges prepaid; when deposited in the mail, postage prepaid; or in the case of telex or telecopy, when received.

                  (f) Survival. All representations, warranties, covenants and agreements contained herein or made in writing in connection herewith shall survive indefinitely the execution and delivery of this Agreement.

                  (g) Assignability. This Agreement shall not be assignable by either party without the prior written consent of the other party.

                  (h) Entire Agreement. This Agreement and the instruments to be delivered by the parties pursuant to the provisions hereof constitute the entire agreement between the parties hereto with respect to the subject matter hereof. Any amendments or alternative or supplementary provisions to this Agreement must be made in writing and duly executed by an authorized representative of each of the parties hereto.

                  (i) Counterparts. This Agreement may be executed in any number of counterparts and by any party hereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute one and the same instrument.

                  (j) Captions. Section captions used in this Agreement are for convenience only, and shall not affect the construction of this Agreement.

                  (k) No Further Amendments. Except as specifically amended hereby, the terms and provisions of the Debenture Acquisition Agreement, the Debenture, the Registration Agreement and the Warrant shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first above written.

                             EAGLE PLASTICS, INC.


                             By:________________________________________________
                             Title:_____________________________________________


                             EAGLE PACIFIC INDUSTRIES, INC.


                             By:________________________________________________
                             Title:_____________________________________________



                             PACIFIC PLASTICS, INC.


                             By:________________________________________________
                             Title:_____________________________________________


                             ARROW PACIFIC PLASTICS, INC.


                             By:________________________________________________
                             Title:_____________________________________________


                             WILLIAM BLAIR MEZZANINE CAPITAL FUND, L.P.

                             By: William Blair Mezzanine Capital Partners, L.P.,
                                 its general partner


                                      By:_______________________________________
                                      Title: a general partner




                                   SCHEDULE 1
                               AMENDMENT AGREEMENT


1,383,500 shares of Preferred Stock of EPII convertible into 1,383,500 shares of Common Stock of EPII. It is the intention of EPII to offer the holders of the 1,383,500 shares of Preferred Stock of EPII to convert such shares into 1,581,143 shares of Common Stock of EPII if done within a designated time.

Attached hereto are the following lists:

         Warrants to purchase shares of EPII Common Stock
         Nonqualified Stock Options Granted Outside the 1991 Stock Option Plan to acquire shares of EPII Common Stock
         Nonqualified Stock Options Granted Pursuant to the 1991 Stock Option Plan to acquire shares of

           EPII Common Stock
         Incentive Stock Options Granted Pursuant to the 1991 Stock Option Plan to acquire shares of common stock of Eagle Plastics, Inc.

By agreement dated December 17, 1993 by and among EPII, Eagle Plastics, Inc., Larry D. Schnase, George Peter Konen and David Schnase, EPII may from time to time be obligated to acquire shares of Eagle Plastics, Inc. for cash or by issuing shares of Common Stock of EPII.

The section of EPII's Proxy Statement for Annual Meeting of Shareholders to be held April 30, 1996 entitled "Security Ownership of Principal Shareholders and Management" is incorporated herein by reference.



                         Eagle Pacific Industries, Inc.
                                List of Warrants


1. Warrant dated March 16, 1995 to purchase 100,000 shares of Common Stock to William Blair Mezzanine Capital Fund LP.

2. Warrant dated December 17, 1993 to purchase 2,500 shares of Common Stock to Mathews, Holmquist & Associates.

3. Warrant dated December 17,1993 to purchase 625 shares of Common Stock to Askar Corporation.

4. Warrant dated December 17, 1993 to purchase 1,625 shares of Common Stock to R.J. Steichen & Company.

5. Warrant dated December 17, 1993 to purchase 625 shares of Common Stock to Jack P. Helms.

6. Warrant dated December 17, 1993 to purchase 313 shares of Common Stock to Gerald R. Caruso.

7. Warrant dated December 17, 1993 to purchase 3,125 shares of Common Stock to Terry A. Lynner.

8. Warrant dated December 17, 1993 to purchase 3,500 shares of Common Stock to Charles Deckas.

9. Warrant dated December 17, 1993 to purchase 625 shares of Common Stock to Steven M. Goldsmith.

Total number of shares of Common Stock granted pursuant to Warrants = 112,313 shares





EAGLE PACIFIC INDUSTRIES, INC.                                           8/22/96

NONQUALIFIED STOCK OPTIONS GRANTED
OUTSIDE OF THE 1991 STOCK OPTION PLAN

                                                                             Shares                 Expiration
                                                                            Remaining                   of
                         Grant     Total Shares                               to be                  Exercise      Date and Shares
   Name                  Date        Granted      Exercised    Price        Vesting Date              Period          Exercised
   ----                 ------       -------      ---------    -----        ------------             --------         ---------
PETER J. BRUSTKERN      2/01/93        5,000         5,000      $2.00  Full                           2/01/98
CHARLES E. GRAY, JR.    7/06/95       24,000        24,000     $3.125  6,000 shares - 7/06/96         7/06/00
                                                                       6,000 shares - 7/06/97         7/06/00
                                                                       6,000 shares - 7/06/98         7/06/00
                                                                       6,000 shares - 7/06/99         7/06/00

GEORGE PETER KONEN      12/17/93      50,000        50,000      $2.00  12,500 shares - 12/17/94      12/17/00
                                                                       12,500 shares - 12/17/95**    12/17/00
                                                                       12,500 shares - 12/17/96**    12/17/00
                                                                       12,500 shares - 12/17/97**    12/17/00

                        12/17/93      45,000        45,000      $1.75  11,250 shares - 12/17/94      12/17/98
                                                                       11,250 shares - 12/17/95**    12/17/98
                                                                       11,250 shares - 12/17/96**    12/17/98
                                                                       11,250 shares - 12/17/97**    12/17/98

                        1/01/95       40,000        40,000      $2.50  10,000 shares - 12/31/95      12/31/99
                                                                       10,000 shares - 12/31/96
                                                                       10,000 shares - 12/31/97
                                                                       10,000 shares - 12/31/98

                        2/27/95       35,000        35,000      $3.00  Full                           2/27/00

GEORGE R. LONG          2/01/93       15,000        15,000      $2.00  5,000 shares - 2/01/93         2/01/98
                                                                       5,000 shares - 2/01/94*        2/01/98
                                                                       5,000 shares - 2/01/95*        2/01/98

                        2/27/95       15,000        15,000      $3.00  Full                           2/27/00

DAVID L. OWEN           3/04/89       10,000             0      $1.00  Fully vested on 3/04/92        3/03/94      Terminated
(RESIGNED 10/93)                                                                                                   3/3/94

                        2/01/93       15,000         5,000      $2.00  5,000 shares - 2/01/93         2/01/98
                                                                       5,000 shares - 2/01/94*        2/01/98      Terminated 10/93
                                                                       5,000 shares - 2/01/95*        2/01/98      Terminated 10/93

RICHARD W. PERKINS      5/06/92       30,000        30,000   $0.34375  7,500 shares - 5/06/92         3/31/97
                                                                       7,500 shares - 6/15/93*        3/31/97
                                                                       7,500 shares - 6/15/94*        3/31/97
                                                                       7,500 shares - 6/15/95*        3/31/97

                        2/01/93       15,000        15,000      $2.00  5,000 shares - 2/01/93         2/1/98
                                                                       5,000 shares - 2/01/94*        2/1/98
                                                                       5,000 shares - 2/01/95*        2/1/98

                        2/27/95       15,000        15,000      $3.00  Full                           2/27/00

BRUCE A. RICHARD        2/01/93       15,000        15,000      $2.00  5,000 shares - 2/01/93         2/01/98
                                                                       5,000 shares - 2/01/94*        2/01/98
                                                                       5,000 shares - 2/01/95*        2/01/98

                        12/17/93      20,000        20,000      $1.75  5,000 shares - 12/17/94       12/17/98
                                                                       5,000 shares - 12/17/95       12/17/98
                                                                       5,000 shares - 12/17/96       12/17/98
                                                                       5,000 shares - 12/17/97       12/17/98

                        2/27/95       15,000        15,000      $3.00  Full                           2/27/00

DAVID SCHNASE           12/17/93      45,000        45,000      $1.75  11,250 shares - 12/17/94      12/17/98
                                                                       11,250 shares - 12/17/95**    12/17/98
                                                                       11,250 shares - 12/17/96**    12/17/98
                                                                       11,250 shares - 12/17/97**    12/17/98

                        1/01/95       20,000        20,000      $2.50  5,000 shares - 12/31/95       12/31/99
                                                                       5,000 shares - 12/31/96       12/31/99
                                                                       5,000 shares - 12/31/97       12/31/99
                                                                       5,000 shares - 12/31/98       12/31/99

                        2/27/95       10,000        10,000      $3.00  Full                           2/27/00

LARRY D. SCHNASE        12/17/93     150,000       150,000      $2.00  37,500 shares - 12/17/94      12/17/00
                                                                       37,500 shraes - 12/17/95**    12/17/00
                                                                       37,500 shares - 12/17/96**    12/17/00
                                                                       37,500 shares - 12/17/97**    12/17/00

                        12/17/93      45,000        45,000      $1.75  11,250 shares - 12/17/94      12/17/98
                                                                       11,250 shares - 12/17/95      12/17/98
                                                                       11,250 shares - 12/17/96      12/17/98
                                                                       11,250 shares - 12/17/97      12/17/98

                        2/27/95       35,000        35,000      $3.00  Full                           2/27/00

LOYAL SORENSEN          7/10/95      100,000       100,000     $3.125  Full                           7/10/00

HARRY W. SPELL          1/10/92      125,000       125,000   $0.34375  Full on 1/10/97*               1/10/99

                                                                       (vesting accelerates when
                                                                          Board determines)

                        5/6/92        35,000             0   $0.34375  12,500 shares - 5/06/92        3/31/97      Exercised
                                                                       7,500 shares - 6/15/93*
                                                                                       7,500          3/31/97      35,000 on
                                                                                       shares  -      3/31/97      6/18/96
                                                                                       6/15/94*       3/31/97
                                                                       7,500 shares - 6/15/95*

                        2/1/93        15,000        15,000      $2.00  5,000 shares - 2/1/93          2/1/98
                                                                       5,000 shares - 2/1/94*         2/1/98
                                                                       5,000 shares - 2/1/95*         2/1/98

                        2/27/95       15,000        15,000      $3.00  Full                           2/27/00

WILLIAM H. SPELL        1/10/92      125,000       125,000   $0.34375  Full as of 1/10/97*            1/10/99

                                                                       (vesting accelerates when
                                                                         Board determines)

                        5/06/92       35,000             0    $.34375  12,500 shares - 5/06/92        3/31/97      Exercised
                                                                       7,500 shares - 6/15/93*        3/31/97      35,000 on
                                                                       7,500 shares - 6/15/94*        3/31/97      6/18/96
                                                                       7,500 shares - 6/15/95*        3/31/97

                        2/01/93       15,000        15,000      $2.00  5,000 shares - 2/01/93         2/01/98
                                                                       5,000 shares - 2/01/94*        2/01/98
                                                                       5,000 shares - 2/01/95*        2/01/98

                        2/27/95       50,000        50,000      $3.00  Full                           2/27/00

EDWARD E. STRICKLAND    5/06/92       30,000        15,000   $0.34375  7,500 shares - 5/06/92         3/31/97
(RESIGNED BETWEEN MARCH                                                7,500 shares - 6/15/93*        3/31/97
AND MAY 12, 1994)                                                      7,500 shares - 6/15/94*        3/31/97      Terminated 5/94
                                                                       7,500 shares - 6/15/95*        3/31/97      Terminated 5/94

                        2/01/93       15,000        10,000      $2.00  5,000 shares - 2/01/93         2/01/98
                                                                       5,000 shares - 2/01/94*        2/01/98
                                                                       5,000 shares - 2/01/95*        2/01/98      Terminated 5/94

LYLE D. TAYLOR          2/01/93       15,000        10,000      $2.00  5,000 shares - 2/01/93         2/01/98
                                                                       5,000 shares - 2/01/94*        2/01/98
                                                                       5,000 shares - 2/01/95*        2/01/98      Terminated

JARRED THOMPSON         7/10/95      100,000       100,000     $3.125  FULL                           7/10/00

GARY M. WENGLER         2/27/95       16,000        16,000      $3.00  4,000 shares - 2/27/95         2/27/00
                                                                       4,000 shares - 2/27/96         2/27/00
                                                                       4,000 shares - 2/27/97         2/27/00
                                                                       4,000 shares - 2/27/98         2/27/00

TOTAL SHARES GRANTED:             1,360,000
TOTAL SHARES
REMAINING TO BE                                                                                                   70,000
EXERCISED:
                                                 1,245,000
TOTAL EXERCISED
SHARES:

-----------------------------

* must be a director as of the date the shares become exercisable
** must be an employee or director of Eagle as of the date the shares become exercisable


cc:      Nonqualified Stock Option Agreements File (29340.0.83)
         Stock Transfer Matters File (29340.0.34)
         Dobson West



EAGLE PACIFIC INDUSTRIES, INC.                                           8/22/96

NONQUALIFIED STOCK OPTIONS GRANTED
PURSUANT TO 1991 STOCK OPTION PLAN

                                                     Shares                                             Expiration
                                                    Remaining                                               of       Date and Shares
                             Grant   Total Shares     to be                                               Exercise       Exercised
   Name                      Date      Granted      Exercised    Price        Vesting Date                Period     ---------------
   ----                     ------     -------      ---------    -----        ------------               --------
PETER J. BRUSTKERN          4/25/91     5,000         5,000      $0.64  Fully vested on 10/25/91         4/24/01

S. ALBERT DIEZ HANSER       4/25/91     5,000         5,000      $0.64  Fully vested on 10/25/91         4/24/01

JAMES I. LAURSEN            4/10/92     5,000             0      $2.25  Full vested on 4/11/92           4/09/95      Expired 4/9/95

                            4/10/92     5,000         5,000      $0.64  Fully vested on 4/11/92          4/09/97

GEORGE R. LONG              4/25/91     5,000         5,000      $0.64  Fully vested on 10/25/91         4/24/01

                            4/08/93     5,000         5,000     $2.125  Fully vested on 10/8/93          4/07/03

                            5/12/94     5,000         5,000      $1.75  Fully vested on 11/12/94         5/11/04

DAVID L. OWEN               4/25/91     5,000         5,000      $0.64  Fully vested on 10/25/91         4/24/01
(RESIGNED 10/93)
                            4/08/93     5,000         5,000     $2.125  Fully vested on 10/8/93          4/07/03

RICHARD W. PERKINS          4/08/93     5,000         5,000     $2.125  Fully vested on 10/8/93          4/07/03

                            5/12/94     5,000         5,000      $1.75  Fully vested on 11/12/94         5/11/04

HERMAN J. RATELLE           4/25/91     5,000         5,000      $0.64  Fully vested on 10/25/91         4/24/01

BRUCE A. RICHARD            5/06/92    20,000        20,000      $2.50  5,000 shares - 5/06/92           5/06/97
                                                                        5,000 shares - 5/06/93           5/06/97
                                                                        5,000 shares - 5/06/94           5/06/97
                                                                        5,000 shares - 5/06/95           5/06/97

                            4/08/93     5,000         5,000     $2.125  Fully vested on 10/8/93         04/07/03

                            5/12/94     5,000         5,000      $1.75  Fully vested on 11/12/94        05/11/04

HARRY W. SPELL              7/22/93    30,000        30,000    $2.0625  10,000 shares - 7/22/97          7/21/03
                                                                        10,000 shares - 7/22/98*         7/21/03
                                                                        10,000 shares - 7/22/99*         7/21/03
                                                                        (vesting schedule accelerates
                                                                        to vest 1/3 as of closing
                                                                        date of acquisition, 1/3 the
                                                                        next year and 1/3 the third
                                                                        year)

WILLIAM H. SPELL            7/22/93    60,000        60,000    $2.0625  20,000 shares - 7/22/97          7/21/03
                                                                        20,000 shares - 7/22/98*         7/21/03
                                                                        20,000 shares - 7/22/99*         7/21/03
                                                                        (vesting schedule accelerates
                                                                        to vest 1/3 as of closing
                                                                        date of acquisition, 1/3 the
                                                                        next year and 1/3 the third
                                                                        year)

EDWARD E. STRICKLAND        4/08/93     5,000         5,000     $2.125  Fully vested on 10/08/93         4/07/03
(RESIGNED BETWEEN MARCH
AND MAY 12, 1994)

LYLE D. TAYLOR              4/25/91     5,000         5,000      $0.64  Fully vested on 10/25/91         4/24/01
                            4/08/93     5,000         5,000     $2.125  Fully vested on 10/08/93         4/07/03

SHERREE L. TIPTON           7/22/93     3,000         3,000    $2.0625  1,000 shares - 7/22/93           7/21/00
                                                                        1,000 shares - 7/22/94           7/21/00
                                                                        1,000 shares - 7/22/95           7/21/00
                            5/12/94     3,000         3,000      $1.75  1,000 shares - 5/12/95           5/11/01
                                                                        1,000 shares - 5/12/96           5/11/01
                                                                        1,000 shares - 5/12/97           5/11/01
                            7/24/95     2,400         2,400    $3.0625  800 shares - 7/24/96             7/23/00
                                        -----
                                                                        800 shares - 7/24/97             7/23/00
                                                                        800 shares - 7/24/98             7/23/00

TOTAL SHARES GRANTED:                 203,400
                                      =======

TOTAL SHARES
REMAINING TO BE                                     198,400
EXERCISED:                                          =======

TOTAL EXERCISED
SHARES:                                     O

-----------------------------

* must be a director as of the date the shares become exercisable
** must be an employee or director of Eagle as of the date the shares become exercisable



EAGLE PACIFIC INDUSTRIES, INC.

                                            INCENTIVE STOCK OPTIONS GRANTED
                                           PURSUANT TO 1991 STOCK OPTION PLAN


                                                      Shares                                      Expiration
                                                     Remaining                                        of        Date and Shares
                          Grant      Total Shares      to be                                        Exercise       Exercised
   Name                   Date          Granted      Exercised   Price        Vesting Date          Period      ---------------
   ----                  ------         -------      ---------   -----        ------------          ------
LYLE D. TAYLOR           3/14/90          6,250          0       $1.25   3,125 shares - 3/14/90     5/01/95         Expired
                                                                         3,125 shares - 4/01/91
TOTAL SHARES GRANTED:                     6,250

TOTAL SHARES
REMAINING TO BE                               0
EXERCISED:

TOTAL EXERCISED
            SHARES:                           O



                                           TOTAL RESERVED SHARES
Total shares reserved                                                               1,500,000

LESS total NQSO shares granted                                                      (203,400)

LESS total ISO shares granted                                                        ( 6,250)
                                                                                    ---------
Plus shares which were granted but not exercised and exercise period expired:

James I. Laursen - 5,000 shares (NQSO grant date 4/10/92)                           +  11,250
                                                                                    ---------
Lyle D. Taylor - 6,250 shares (ISO grant date 3/14/90)

TOTAL REMAINING RESERVED SHARES TO BE GRANTED                                       1,301,600
                                                                                    =========

         TOTAL EXERCISED SHARES Shares exercised by:

                                                                                            0
                                                                                    ---------
TOTAL EXERCISED SHARES                                                                      0
                                                                                    ---------

TOTAL OUTSTANDING SHARES FOR ISSUANCE UPON EXERCISE OF OPTIONS

Total NQSO and ISO Shares Granted                                                     209,650

LESS Total Exercised Shares                                                           -     0

LESS Granted Shares that have expired or been terminated:
                                                                                      (11,250)
                                                                                    ---------
TOTAL OUTSTANDING SHARES FOR ISSUANCE UPON EXERCISE                                   198,400
                                                                                    =========

cc:      Incentive Stock Option Plan File (29340.29)
         Nonqualified Stock Option Agreements File (29340.0.83)
         Stock Transfer Matters (29340.0.34)
         Dobson West